Exhibit 99.1

2014 INVEST Tennessee Equity Conference Frank Hughes, President & CEO

Forward-Looking Statement and Non-GAAP Financial Measures

Cornerstone Bancshares, Inc. ("Cornerstone") may from time to time make written or oral statements, including statements contained in this presentation, that constitute forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934 (the "Exchange Act"). The words "expect," "anticipate," "intend," "consider," "plan," "believe," "seek," "should," "estimate," and similar expressions are intended to identify such forward-looking statements, but other statements may constitute forward-looking statements. These statements should be considered subject to various risks and uncertainties. Such forward-looking statements are made based upon management's belief as well as assumptions made by, and information currently available to, management pursuant to "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. Cornerstone's actual results may differ materially from the results anticipated in forward-looking statements due to a variety of factors. Such factors include, without limitation, those specifically described in Item 1A of Part I of this Annual Report on Form 10-K, as well as the following: (i) the possibility that our asset quality would decline or that we experience greater loan losses than anticipated, (ii) increased levels of other real estate, primarily as a result of foreclosures, (iii) the impact of liquidity needs on our results of operations and financial condition, (iv) competition from financial institutions and other financial service providers, (v) economic conditions in the local markets where we operate, (vi) the impact of obtaining regulatory approval prior to the payment of dividends, (vii) the impact of our Series A Preferred Stock on net income available to holders of our Common Stock and earnings per common share, (viii) the impact of negative developments in the financial industry and U.S. and global capital and credit markets, (ix) the impact of recently enacted legislation on our business, (x) the relatively greater credit risk of residential construction and land development loans in our loan portfolio, (xi) adverse impact on operations and financial condition of changes in interest rates, (xii) our ability to obtain additional capital and, if obtained, the possible significant dilution to current shareholders, (xiii) the impact of recently enacted legislation on our business, (xiv) the impact of federal and state regulations on our operations and financial performance, (xv) whether a significant deferred tax asset we have can be fully realized, (xvi) our ability to retain the services of key personnel, (xvii) the impact of Tennessee's anti-takeover statutes and certain charter provisions on potential acquisitions of the holding company, and (xviii) our ability to adapt to technological changes. Many of such factors are beyond Cornerstone's ability to control or predict, and readers are cautioned not to put undue reliance on such forward-looking statements. Cornerstone does not intend to update or reissue any forward-looking statements contained in this presentation as a result of new information or other circumstances that may become known to Cornerstone. This presentation contains non-GAAP financial measures including pre-tax, pre-provision and adjusted PTPP. Please refer to the Appendix for a reconciliation of the non-GAAP financial measures used in this presentation to the most directly comparable measures.

CORNERSTONE
BANCSHARES, INC.

Cornerstone Bancshares, Inc. Cornerstone Bancshares, Inc. is a single - bank holding company and parent company of Chattanooga, TN - based Cornerstone Community Bank, with approximately $425 million in assets. Founded in 1996, Cornerstone is one of the oldest and largest community banks serving Hamilton County and contiguous counties. With five full - service branch locations throughout the Chattanooga MSA, Cornerstone specializes in providing customized financial solutions for local businesses and individuals. Our breadth of knowledge and depth of expertise are what set us apart from the competition, and make us trusted advisors to our valued customers. As a premier community bank, Cornerstone is fully committed to giving back to the community we serve through our time, talent and financial resources.

Cornerstone Bancshares, Inc. “ASSETS MAKE THINGS POSSIBLE; PEOPLE MAKE THINGS HAPPEN.”

Officer Background Years in Banking CSBQ Total W. Miller Welborn Chairman • Trucking Industry Expert, Past CEO of Public TC • Two Term Director of the Federal Reserve Bank 5 5 Nathaniel F. Hughes President & CEO • Strong Investment and ALM Experience • Extensive Industry Experience 15 29 John H. Coxwell Senior Executive Officer • Former MP for a Regional Banking Accounting Firm • Prior CFO for Billion Dollar Bank 2 10 Robert B. Watson EVP & Senior Lender • Market Leader in Chattanooga MSA • Progressive Leadership of Commercial Banking 12 33 James R. Vercoe Jr. EVP & Chief Credit Officer • CRE Portfolio Administration • Progressive Credit Administration Experience 5 35 Gary W. Petty Jr. EVP & Chief Operating Officer • Progressive Finance and Accounting Leadership • Extensive Risk Management and Audit Experience 13 17 Felicia Barbee SVP & Chief Financial Officer • Prior Experience as CFO with Merger Experience • CPA with Audit & Tax Experience 2 11 Cornerstone Bancshares, Inc.

Cornerstone: A Solid Investment • Number of Common Shares Outstanding - 6,627,398 * • Book Value Per Common Share - $3.84 * • Common Trade V olume for 2013 – 475,000 shares • Most Recent Trade of Common - $2.50 as of Aug. 29, 2014 • Price to Book - 0.65 as of Aug. 29, 2014 • Data as of 6/30/14

Capital Structure • Tier 1 Common Equity $25,440,337 • Eligible Tier 1 Equity, 10% Convertible, Cumulative Preferred Stock* $14,928,618 • Total Capital $40,368,955 (as of June 30, 2014) *Preferred Stock can be converted to common @ $5.00 per share once the common trades above $7.50 for 30 days after July 31, 2015; the Preferred Stock is callable at par after July 31, 2015. Investors can convert from preferred to common at $5.00 a share.

Stock Performance – 5 years

Cornerstone Trends Bank Tier 1 Capital and Tier 1 Leverage Ratio (in millions)

Cornerstone Trends Asset Quality – Past Due Loans Balance March 31, 2013 Balance June 30, 2013 Balance Sept. 30, 2013 Balance Dec. 31, 2013 Balance March 31, 2014 Balance June 30, 2014 Nonaccrual loans 6,364 5,883 4,096 3,566 4,779 2,852 Accruing loans 4,023 5,148 1,771 2,250 2,193 1,641 Total past due loans 10,387 11,031 5,867 5,816 6,972 4,493 Total loans 272,550 276,063 284,181 289,440 292,952 292,369 As a percentage of loans 3.81% 4.00% 2.06% 2.01% 2.38% 1.53% (In thousands)

Cornerstone Trends Balance Mar. 31, 2013 Balance June 30, 2013 Balance Sept. 30, 2013 Balance Dec. 31, 2013 Balance Mar. 31, 2014 Balance June 30, 2014 Classified loans and OREO: Substandard loans 22,050 20,824 16,910 15,009 11,970 9,921 Other real estate owned 21,159 18,867 14,924 12,926 12,559 12,996 Other repossessed assets - - - - - - Total 43,209 39,691 31,834 29,933 24,896 22,917 Classified Asset Ratio 102.4% 92.9% 80.8% 71.1% 60.8% 55.7% Classified Assets and Classified Asset Ratio (in thousands)

Core Earnings Balance Mar. 31, 2013 Balance June 30, 2013 Balance Sept. 30, 2013 Balance Dec. 31, 2013 Balance Mar. 31, 2014 Balance June 30, 2014 Net interest income $ 3,641 $ 3,656 $ 3,891 $ 3,741 $ 3,810 $ 3,856 Total noninterest income 355 697 270 617 322 534 Sub - total 3,997 4,354 4,161 4,358 4,133 4,390 Total noninterest expense 2,976 3,702 3,465 3,705 3,301 3,375 Pre - tax, pre - provision income 1,021 652 697 653 832 1,016 Net gains losses on sale of securities - 425 - 227 102 300 Foreclosed asset, net expenses 129 798 382 693 349 363 Adjusted PTPP $ 1,150 $ 1,025 $ 1,079 $ 1,119 $ 1,079 $ 1,079 Adjusted Quarterly Income (in thousands) Note> See Appendix on slide 27 for reconciliation of Non - GAAP to GAAP.

Cornerstone Trends Net Interest Margin and Net Interest Income (in millions)

Cornerstone Trends Average Loans and Loan Yields (in millions)

Loan Concentrations Balance Mar. 31, 2013 Balance June 30, 2013 Balance Sept. 30, 2013 Balance Dec. 31, 2013 Balance Mar. 31, 2014 Balance June 30, 2014 Non - residential real estate: • Owner occupied 62,460 60,725 66,143 65,747 68,653 70,808 • Non - owner occupied 64,483 67,416 66,721 64,052 70,089 71,407 • Construction & Development 27,133 30,167 33,027 36,105 27,304 27,456 • Farmland 6,087 6,018 5,943 5,492 5,448 5,278 • Residential real estate 62,005 59,894 61,617 68,066 69,958 67,228 • Multi - family real estate 8,255 7,451 8,295 8,249 7,809 8,375 Total real estate loans 230,423 231,671 241,746 247,711 249,261 250.552 Commercial and industrial 38,301 40,586 38,129 37,222 39,374 37,265 Other 3,826 3,806 4,306 4,507 4,317 4,552 Total Loans 272,550 276,063 284,181 289,440 292,952 292,369 (In thousands)

Future Outlook • Continue to Improve Asset Quality • Continue to Increase Loan Growth • Material Reduction of Interest Expense • Material Reduction of Non - Core Expenses

Cornerstone’ s Market

Some Nationally Recognized Companies Headquartered in Chattanooga Blue Cross Blue Shield of TN CBL and Associates Properties, Inc. Astec Industries Covenant Transport, Inc. Double Cola Gold Bond, Inc. McKee Foods Corporation Miller Industries Towing Equipment, Inc. Top Flight, Inc. Chattanooga Bakery, Inc. (MoonPie) Kenco Walden Security U.S. Xpress Enterprises, Inc. Unum

Population Chattanooga Hamilton County Chattanooga MSA* 2009 171,349 337,175 524,303 2010 167,674 336,463 528,143 2011 170,503 340,748 533,372 2012 172,304 345,580 537,854 2013 173,366 348,673 541,744 (Source: U.S. Census Bureau & Chamber of Commerce)

Chattanooga Advantages • Location and proximity to Atlanta, Nashville, Knoxville, and Birmingham • Infrastructure • Easy commuting • Cost of living • Blend of “Big City” amenities with “Small Town” ease of living • Downtown revitalized by a $120 million waterfront transformation • Cultural, recreational and tourism attractions • Growing, thriving economy (Source: Chattanooga Chamber of Commerce)

Chattanooga Market News • Chattanooga Selected to Host U.S. Ironman in September 2014 (Ironman.com) • Volkswagen to Add S.U.V. Line to Chattanooga Plant (The New York Times) • Chattanooga’s Amazon Distribution Center Plans to Expand (Chattanooga Times Free Press) • Fast Internet is Chattanooga’s New Locomotive – “Gig City” offers first Gigabit broadband service in the U.S. (The New York Times)

Accolades for the Scenic City • One of the Top 100 Best Places to Live (Livability.com) • One of the 10 Best U.S. Cities to Retire (US News & World Report) • #3 Most Affordable City in America to Buy a Home (Forbes) • Top 50 List of “Next Great Adventure Towns” (National Geographic) • #1 for Economic Growth (Business Facilities Magazine) • #1 Best Small City (pop. 100,000 – 250,000) for Young Entrepreneurs (under30ceo.com) • Among “Smartest Cities for Ideas, Trends & Innovators” (National Geographic)

Chattanooga Market News Major Investments In The Past Three Years: • Volkswagen Expansion in Chattanooga, $600 million • GE Roper Expansion in Lafayette, Ga., $88 million • Plastic Omnium Plant in Chattanooga, $70 million • Chattanooga Coca - Cola Bottling Co., Plant in Chattanooga, $62 million • Audia International in Walker County, Ga., $50 million (Source: Chattanooga Area Chamber of Commerce) • Wacker Chemie Investing $200 Million in Production Plant Near Chattanooga (German American Chambers of Commerce)

Chattanooga Branches

Market Share – Hamilton County Hamilton County, TN – Deposits Ranking December 31, 2013 1. First Tennessee 30.8% 2. SunTrust 23.3% 3. Regions 16.3% 4. CapitalMark 7.3% 5. 5.1% 6. FSG 4.2% 7. Bank of America 3.2% 8. First Volunteer 2.3% 9. Community Trust 1.8% 10. BB&T 1.3%

2014 INVEST Tennessee Equity Conference Frank Hughes, President & CEO

Balance Mar. 31, 2013 Balance June 30, 2013 Balance Sept. 30, 2013 Balance Dec. 31, 2013 Balance Mar. 31, 2014 Balance June 30, 2014 Pre - tax, Pre - Provision income $ 1,021 $ 652 $ 697 $ 653 $ 832 $ 1,016 Income tax expense (269) (256) (268) (250) (255) (257) Provision for loan losses (300) - - - (165) (350) Net income 452 396 429 404 412 409 Adjusted PTPP 1,150 1,025 1,079 1,119 1,079 1,079 Net Gains / losses on sale of securities - 425 - 227 102 300 Foreclosed assets, net expense (129) (798) (382) (693) (349) (363) Provision for loan losses (300) - - - (165) (350) Income tax expense (269) (256) (268) (250) (255) (257) Net Income 452 396 429 404 412 409 APPENDIX Reconciliation of Non - GAAP Financial Measures (in thousands)